First Trust Multi-Strategy Fund

Class A Shares – OMOAX

Class C Shares – OMOCX

Class I Shares – OMOIX

A series of Investment Managers Series Trust II (the "Trust")

Supplement dated February 15, 2023, to the

Summary Prospectus dated February 1, 2023.

Effective February 15, 2023 (the “Effective Date”), Jeff O’Brien will no longer serve as a portfolio manager of the First Trust Multi-Strategy Fund (the “Fund”). Mr. O’Brien’s departure follows the long-term succession plan of First Trust Capital Management L.P., the Fund’s investment advisor. Accordingly, as of the Effective Date, all references in the Summary Prospectus to Mr. O’Brien as a portfolio manager of the Fund are hereby deleted. The portfolio managers listed in the tables below will continue to serve as portfolio managers of the Fund.

Investment Advisor	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
First Trust Capital Management L.P.	Michael Peck, CFA, CEO, Co-CIO, PM Brian Murphy, Co-CIO, PM Daniel Lancz, PM	2014 2015 2015

Sub-Advisors	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
Angel Oak Capital Advisors, LLC	Sam Dunlap Berkin Kologlu Kin Lee Colin McBurnette Clayton Triick	2017 2017 2017 2017 2022
Glenmede Investment Management, LP	Sean E. Heron, CFA Stacey Gilbert	2022 2022

Please retain this Supplement with your records.